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                                                                    Exhibit 10.2

                FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT, dated as of November 11, 2002 (this "Amendment"), is entered into by AMERICAN COMMERCIAL LINES FUNDING CORPORATION, as seller (the "Seller"), AMERICAN COMMERCIAL BARGE LINE LLC ("ACBL"), individually and as servicer (the "Servicer"), the financial institutions from time to time party to the Receivables Purchase Agreement as bank investors (the "Bank Investors"), JUPITER SECURITIZATION CORPORATION, (the "Company" and together with the Bank Investors, the "Purchasers" and each a "Purchaser"), and BANK ONE, NA (Main Office Chicago), as Agent for the Purchasers (in such capacity, the "Agent").

                                 R E C I T A L S
                                 - - - - - - - -


         A. The Seller, ACBL, the Servicer, the Purchasers and the Agent are parties to the Receivables Purchase Agreement, dated as of May 24, 2002 (the "Agreement");

         B. The parties hereto desire to amend the Agreement as set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

         2. Amendments to the Agreement.

            (a) Clause (i) of the definition of "Loss Percentage" set forth in
Exhibit I to the Agreement is hereby amended by deleting the percentage "10%" and replacing it with the percentage "15%" therein:

            (b) The definition of "Liquidity Termination Date" set forth in
Exhibit I to the Amendment is hereby amended and restated in its entirety as follows:

             "'Liquidity Termination Date' means January 31, 2003."


         3. Consent to Amendment of Performance Guaranty. Each of the Purchasers and the Agent hereby consents to the First Amendment to the Performance Undertaking, dated as of the date hereof, by the Performance Guarantor.

         4. Representations and Warranties. Each of the Seller and ACBL represents and warrants to the Purchasers and the Agent that:

            (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Agreement, as so amended, and each of the other Transaction Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof;


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            (b) the representations and warranties made by it in the Agreement
Documents (as amended hereby) are true and correct as of the date hereof; and

            (c) after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall exist on the date hereof.

         5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After the date hereof, all references in the Agreement to "this Agreement", "hereof", or words of similar effect referring to such Agreement.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Illinois without regard to any otherwise applicable principles of conflicts of law.

         8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.



         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        AMERICAN COMMERCIAL LINES FUNDING CORPORATION, as the Seller

                        By:     /s/ James J. Wolff
                                ----------------------------------------
                        Name:   James J. Wolff
                        Title:  Senior Vice President


                        AMERICAN COMMERCIAL BARGE LINE LLC, individually and as Servicer


                        By:     /s/ James J. Wolff
                                ----------------------------------------
                        Name:   James J. Wolff
                        Title:  Senior Vice President


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                        JUPITER SECURITIZATION CORPORATION, as a Purchaser


                        By:     /s/ Ronald J. Atkins
                                -------------------------------
                        Name:   Ronald J. Atkins
                        Title:  Director

                        BANK ONE, NA, as a Purchaser and as Agent


                        By:     /s/ Ronald J. Atkins
                                -------------------------------
                        Name:   Ronald J. Atkins
                        Title:  Director